DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund
 (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated March 29, 2019

Effective the date of this supplement, the following replaces the information in the section of the chart entitled “Portfolio Managers — Other Accounts Managed”:
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Nov. 30, 2018 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2018.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Nikhil G. Lalvani
Registered Investment Companies	9	$16.7 billion	0	$0
Other Pooled Investment Vehicles	4	$1.1 billion	0	$0
Other Accounts	26	$6.0 billion	1	$1.5 billion
Robert A. Vogel Jr.
Registered Investment Companies	9	$16.7 billion	0	$0
Other Pooled Investment Vehicles	4	$1.1 billion	0	$0
Other Accounts	26	$6.0 billion	1	$1.5 billion
Kristen E. Bartholdson
Registered Investment Companies	9	$16.7 billion	0	$0
Other Pooled Investment Vehicles	4	$1.1 billion	0	$0
Other Accounts	26	$6.0 billion	1	$1.5 billion

Please keep this supplement for future reference.

This Supplement is dated July 15, 2019.